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Exhibit 10.3

Confirmation for Class A Currency Swap
ARMS II Global Fund I

[*] 2003

Australian Securitisation Management Pty
Limited and Permanent Custodians Limited
Level 6
12 Castlereagh Street
Sydney NSW 2000
 Attention: Treasurer

Confirmation—Class A Currency Swap

The purpose of this letter is to confirm the terms and conditions of the Transaction entered into between us (the Transaction). This letter constitutes a Confirmation as referred to in the Master Agreement specified below.

This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement dated as of [*] 2003, as amended, novated or supplemented from time to time (the Master Agreement), between ABN AMRO Bank N.V., London Branch (Party A), Permanent Custodians Limited in its capacity as trustee of ARMS II Global Fund I (and in no other capacity) (Party B) and Australian Securitisation Management Pty Limited (the Trust Manager). All provisions contained in the Master Agreement govern this Confirmation except as expressly modified below.

Words and expressions defined in the Master Agreement, the Master Trust Deed, the Bond Trust Deed or the Conditions (as set out in the Schedule 4 to the Bond Trust Deed) have the same meaning when used in this Confirmation.

The terms of the particular Transaction to which this Confirmation relates are specified below:

1.	Our Reference:	[ABN to specify]
2.	Trade Date:	[*] May 2003
3.	Effective Date:	The Initial Issue Date, being [*] 2003
4.	Class of Currency Swap:	This Transaction is a Class A Currency Swap for the purposes of the Conditions and as defined in the Bond Trust Deed
5.	Specified Percentage:	100%
6.	Termination Date:	The earlier of:
(a) the date upon which the aggregate Face Value of all Class A Bonds is reduced to zero in accordance with the Bond Trust Deed and the Conditions; and
(b) the Maturity Date,
adjusted in accordance with the Modified Following Business Day Convention.
7.	Floating Amounts
7.1	Floating Amounts Payable by Party A
	Floating Rate Payer:	Party A

Calculation Amount:
For each Payment Date, the aggregate Face Value of the Class A Bonds on the immediately preceding Payment Date (after taking account of any payment made in redemption of the Face Value of the Class A Bonds on that date)
	Floating Rate Payer Payment Dates:	Each Payment Date for the Class A Bonds
	Floating Amount:	The Specified Percentage of the Class A Currency Swap Receipts for the Floating Rate Payer Payment Date
	Designated Maturity:	Each Interest Accrual Period
	Floating Rate Day Count Fraction:	Actual/360
	Reset Dates:	The first day of each Interest Accrual Period
	Compounding:	Not Applicable
7.2	Floating Amounts Payable by Party B
	Floating Rate Payer:	Party B
Calculation Amount:
For each Payment Date, the A$ Equivalent of the aggregate Face Value of the Class A Bonds on the immediately preceding Payment Date (after taking account of any payment made in redemption of the Face Value of the Class A Bonds on that date)
	Floating Rate Payer Payment Dates:	Each Payment Date for the Class A Bonds
	Floating Amount:	The lesser of:
(a) the Specified Percentage of the Class A Currency Swaps Payment Amount; and
(b) the amount available to Party B on that Floating Rate Payer Payment Date for payment to Party A under Condition 4.4(e)(i)
	Designated Maturity:	Each Interest Accrual Period
	Floating Rate Day Count Fraction:	Actual/365 (Fixed)
	Reset Dates:	The first day of each Interest Accrual Period
	Compounding:	Not Applicable
8.	Exchanges
8.1	Initial Exchange
	Initial Exchange Date:	Initial Issue Date
	Party A Initial Exchange Amount:	The A$ Equivalent of the Party B Initial Exchange Amount, being A$[*]

	Party B Initial Exchange Amount:	The Specified Percentage of the aggregate Subscription Amount of the Class A Bonds, being US$[*]
8.2	Instalment Exchange
	Instalment Exchange Date:	Each Payment Date (other than the Final Exchange Date)
	Party A Instalment Exchange Amount:	The Specified Percentage of the US$ Equivalent of the Party B Instalment Exchange Amount for the Instalment Exchange Date
	Party B Instalment Exchange Amount:	The lesser of:
(a) the Specified Percentage of the Class A A$ Exchange Amount for the Instalment Exchange Date; and
(b) the amount available to Party B on that Instalment Exchange Date for payment to Party A under Condition 5.1(b)(i).
8.3	Final Exchange
	Final Exchange Date:	Termination Date
	Party A Final Exchange Amount:	The Specified Percentage of the aggregate Face Value of the Class A Bonds on the Final Exchange Date
	Party B Final Exchange Amount:	The Specified Percentage of the A$ Equivalent of the aggregate Face Value of the Class A Bonds on the Final Exchange Date
9.	Business Days	Melbourne, Sydney, New York and London.
10.	Exchange Rate
	For the purpose of the definitions of A$ Equivalent and US$ Equivalent.	[*]
11.	Account Details
11.1	Payments to Party A
Account for payments in US$:
[ABN AMRO Bank N.V., Amsterdam
SWIFT: ABNANL2A
For the account of: ABN AMRO Bank N.V. (London Branch)
SWIFT: ABNAGB2P
Account number: 429276230
In Favour of: ABN AMRO Derivatives London
Account number: 040011046
	Account for payments in A$:	Westpac Banking Corporation Sydney Favour ABN AMRO Bank London A/C NO ALG0022970 REF DCM

Swift Code: WPACAU2F] [*ABN to advise]
11.2	Payments to Party B
	Account for payments in US$:	To be advised
	Account for payments in A$:	To be advised
12	Offices:	The Office of Party A for each Transaction is London The Office of Party B for each Transaction is Sydney

Please confirm that the above correctly sets out the terms of our agreement in respect of each Transaction to which this Confirmation relates by signing and returning this Confirmation to us by facsimile today.

Executed documents will follow by mail.

Yours sincerely

SIGNED for and on behalf of ABN AMRO Bank N.V., London Branch
By:
(Authorised Officer)
Name:

Title:

By:
(Authorised Officer)
Name:

Title:

Confirmed as at the date first written above:
SIGNED by Australian Securitisation Management Pty Limited as Trust Manager for and on behalf of Permanent Custodians Limited as trustee of ARMS II Global Fund I
By:
(Authorised Officer)
Name:

Title:

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Confirmation for Class A Currency Swap ARMS II Global Fund I